Exhibit 99.1

NOVAGOLD Announces Expected Completion Date for Donlin Gold Acquisition, NYSE Listing and TSX Delisting

▶	Donlin Gold acquisition expected to close December 1: NOVAGOLD to acquire Paulson’s 40% interest in Donlin Gold and establish a new U.S. parent company, NovaGold Corporation.
▶	NYSE listing expected December 2: NovaGold Corporation voting common stock expected to begin trading on the New York Stock Exchange under the ticker symbol “NG.”
▶	Delisting from NYSE American and TSX: Existing NOVAGOLD shares expected to cease trading on NYSE American after market close on December 1, with TSX delisting to follow.

November 10, 2026 – Vancouver, British Columbia – NOVAGOLD RESOURCES INC. (“NOVAGOLD” or the “Company”) (NYSE American, TSX: NG) has obtained the requisite shareholder approvals as per the November 4, 2026 release titled “NOVAGOLD Shareholders approve transaction to consolidate 100% ownership of Donlin Gold”, in connection with a special resolution approving an arrangement (the “Arrangement”), relating to the transactions announced on July 22, 2026, pursuant to which, subject to the satisfaction of certain closing conditions, upon the consummation thereof, NovaGold Corporation, a newly incorporated Delaware corporation, will acquire all of the issued and outstanding common shares of NOVAGOLD by way of a statutory plan of arrangement under the Business Corporations Act (British Columbia), becoming the ultimate parent of NOVAGOLD and its subsidiaries, and will acquire the 40% interest in Donlin Gold LLC (“Donlin Gold”) held by Paulson Advisers LLC and certain of its affiliates (collectively, “Paulson”) through Donlin Gold Holdings LLC (“Donlin Gold Holdings”)1, increasing NOVAGOLD’s ownership in Donlin Gold, a Tier One2 gold development project in Alaska, from 60% to 100% (the “Transactions”).

The Arrangement was subsequently approved by order of the Supreme Court of British Columbia on November 9, 2026. The Arrangement and related Transactions remain subject to customary closing conditions and are expected to become effective at 12:01 a.m. (Vancouver time) on December 1, 2026.

Upon completion of the Transactions, NovaGold Corporation will become a public company and the ultimate parent company of NOVAGOLD and its subsidiaries, and will own, directly and indirectly, 100% of Donlin Gold. NovaGold Corporation voting common stock is expected to begin trading on the New York Stock Exchange (NYSE) under the existing ticker symbol “NG” at the start of trading on December 2, 2026. NOVAGOLD common shares are expected to cease trading on NYSE American LLC (NYSE American) after market close on December 1, 2026, and to be delisted from the Toronto Stock Exchange (TSX) as promptly as practicable following completion of the Arrangement (with such delisting anticipated to be effective no later than two or three business days following delivery of materials to the TSX). NovaGold Corporation common stock will not be listed on NYSE American or the TSX.

The voting common stock of NovaGold Corporation has been assigned CUSIP number 66986U102 and ISIN number US66986U1025.

About NOVAGOLD

NOVAGOLD is a well-financed precious metals company focused on the development of the Donlin Gold project in Alaska, one of the safest mining jurisdictions in the world. With approximately 40 million ounces of gold in the Measured and Indicated Mineral Resource categories (approximately 560 million tonnes at an average grade of 2.22 grams per tonne, on a 100% basis)3 inclusive of Proven and Probable Mineral Reserves, the Donlin Gold project is regarded as one of the largest, highest-grade, and most prospective known open-pit gold deposits in the world. According to the 2025 Technical Report and the 2025 Technical Report Summary (each as defined below), the Donlin Gold project is expected to produce an average of more than one million ounces per year over a 27-year mine life on a 100% basis once in production.4

1 Donlin Gold Holdings LLC is wholly owned by Paulson.

2 NOVAGOLD defines a Tier One gold development project as one with a projected production life of at least 10 years, annual projected production of at least 500,000 ounces of gold, and average projected cash costs over the production life that are in the lower half of the industry cost curve.

3 Donlin Gold data as per the report titled “NI 43-101 Technical Report on the Donlin Gold project, Alaska, USA” with an effective date of November 30, 2025 (the “2025 Technical Report”) and the report titled “S-K 1300 Technical Report Summary on the Donlin Gold Project, Alaska, USA” (the “2025 Technical Report Summary”), dated November 30, 2025. Donlin Gold possesses Measured Resources of approximately 9 Mt grading 2.67 g/t and Indicated Resources of approximately 551 Mt grading 2.21 g/t, each on a 100% basis and inclusive of Mineral Reserves, of which approximately 6 Mt of Measured Resources and approximately 330 Mt of Indicated Resources inclusive of Mineral Reserves is currently attributable to NOVAGOLD through its 60% ownership interest in Donlin Gold. Exclusive of Mineral Reserves, Donlin Gold possesses Measured Resources of approximately 1.4 Mt grading 1.18 g/t and Indicated Resources of approximately 175 Mt grading 1.32 g/t, of which approximately 0.9 Mt of Measured Resources and approximately 105 Mt of Indicated Resources exclusive of Mineral Reserves is currently attributable to NOVAGOLD. Donlin Gold possesses Proven Reserves of approximately 9 Mt grading 2.29 g/t and Probable Reserves of approximately 495 Mt grading 2.02 g/t, each on a 100% basis, of which approximately 6 Mt of Proven Reserves and approximately 297 Mt of Probable Reserves is attributable to NOVAGOLD. Mineral Reserves and Resources have been estimated in accordance with NI 43-101 and S-K 1300.

4 Anticipated average annual gold production during full life of mine if put into production as contemplated in the 2025 Technical Report and the 2025 Technical Report Summary.

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About Donlin Gold Holdings

Donlin Gold Holdings, 100% wholly-owned by Paulson Advisers LLC and its affiliates, is the 40% owner of the Donlin Gold project. Donlin Gold Holdings, together with NOVAGOLD, owns 100% of Donlin Gold and shares equal voting and operating control with NOVAGOLD through its operating agreement.

NOVAGOLD Contacts

Mélanie Hennessey

Vice President, Corporate Communications

Frank Gagnon

Manager, Investor Relations

604-669-6227 or 1-866-669-6227

info@novagold.com

www.novagold.com

Cautionary Note Regarding Forward-Looking Statements

This communication includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “continue”, “ongoing”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding the expected outcomes of the Transactions; the commencement of trading of the common stock of NovaGold Corporation; the delisting of the NOVAGOLD common shares from NYSE American and the TSX, and the timing thereof; the ability of NOVAGOLD, NovaGold Corporation and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals and satisfaction of other customary closing conditions; the expected synergies related to the Transactions in respect of strategy, operations and other matters; projections related to expansion; and the impact of the Transactions on NovaGold Corporation and its stakeholders. Forward-looking statements contained herein are based on a number of material assumptions, including but not limited to the following, which could prove to be inaccurate: the expected outcomes of the Transactions; the commencement of trading of the common stock of NovaGold Corporation; the ability of NOVAGOLD, NovaGold Corporation and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals and satisfaction of other customary closing conditions; the expected synergies related to the Transactions in respect of strategy, operations and other matters; projections related to expansion; our ability to achieve production at Donlin Gold; the cost estimates and assumptions contained in the 2025 Technical Report and the 2025 Technical Report Summary; anticipated timing of updated reports and/or studies including the Donlin Gold Bankable Feasibility Study and draft Supplemental Environmental Impact Statement; repayment of the Barrick Mining Corporation promissory note and the timing thereof; sufficiency of working capital; future capital raising activities and potential sources of funding; estimated metal pricing, metallurgy, mineability, marketability and operating and capital costs, together with other assumptions underlying our resource and reserve estimates; our expected ability to develop adequate infrastructure and that the cost of doing so will be reasonable; assumptions that all necessary permits and governmental approvals will be obtained and the timing of such approvals; assumptions made in the interpretation of drill results, the geology, grade and continuity of our mineral deposits; our expectations regarding demand for equipment, skilled labor and services needed for exploration and development of mineral properties; and operating or regulatory risks. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of NOVAGOLD considered appropriate and reasonable as of the date such statements are made, and are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. Forward-looking statements are not historical facts but instead represent NOVAGOLD management’s expectations, estimates and projections regarding future events or circumstances on the date the statements are made. Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of obtaining and maintaining permits necessary to construct and operate; the need for additional financing to complete an updated feasibility study and to explore and develop properties; availability of financing in the debt and capital markets; disease pandemics; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between the owners of Donlin Gold to advance the Donlin Gold project; the need for cooperation of government agencies and Native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether or when a positive construction decision will be made regarding the Donlin Gold project; and other risks and uncertainties disclosed in NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports and other documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, or the SEC’s website at www.sec.gov, or on SEDAR+ at www.sedarplus.ca. The forward-looking statements contained herein reflect the beliefs, opinions, and projections of NOVAGOLD on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

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